SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2010
OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2010, Paul Morrison resigned as Chief Executive Officer, President, Secretary and Director of OmniReliant Holdings, Inc. (the “Company”)

On January 21, 2010, the Board of Directors of the Company approved the appointment of Robert John DeCecco III, its current Chief Financial Officer, as Chief Executive Officer, President, Secretary and Director of the Company. Prior to his current role as CEO, CFO, President, Secretary and Director of OmniReliant, Mr. DeCecco spent the past 3 years as President & CEO of Bobari Holdings, a holding company which owned and operated companies with a specific focus on internet marketing, network marketing, affiliate marketing and social media marketing.  Prior to that, Mr. DeCecco held the position of President & CEO of a mortgage bank, Aclarian Mortgage, which was eventually acquired by Opteum Inc. a publicly traded company on the NYSE; OPX (now BNMN).  Prior to Aclarian, Mr. DeCecco was the CFO of two venture backed 'enterprise software' companies; Skyway Software, a rapid application development suite, and Q-Link Technologies, a business process management software company which was sold to Adobe Systems for more than $20mm, returning a profit to the company founders and investor group.  In addition, he was the corporate controller and interim CFO for Peak Performance Coach and Speaker Anthony Robbins in La Jolla, Calif., heading a finance department of more than 35 finance professionals and managing nearly $100 million in revenue at Robbins Research International. As a CPA, Mr. DeCecco worked for PricewaterhouseCoopers - Boston in the Assurance and Business Advisory services practice, assisting high-tech and financial services clients through the audit and due diligence process; participating in Initial Public Offerings, e.g., Switchboard.com; Micro-Financial; (MFI - NYSE) and Secondary Market Offerings (Affiliated Managers Group; (AMG – NYSE) and Tyco Int’l;(TYC - NYSE)  A native of Massachusetts, now living in Sarasota, Florida, Mr. DeCecco is a CPA and holds a B.S. in Accounting from Franklin Pierce College in Rindge, N.H.  He is also a founding member and past chairman of the Lakewood Ranch Business Alliance ( www.lwrba.org ) and served on the Mortgage Technology Advisory Board (Source Media publication).

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Resignation of Paul Morrison

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: January 25, 2010	By: /s/ Robert DeCecco
Name: Robert DeCecco
Title: Chief Executive Officer